PROVISION FOR INCOME TAXES (Provision (Benefit) for Taxes) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Current:
Domestic (Israel)	$ 124	$ 30
Foreign	15	10
Current income tax expense benefit	139	40
Taxes related to prior years	47	(164)
Deferred:
Deferred taxes, net	(322)	47
Total provision (benefit) for income taxes	$ (136)	$ (77)